Exhibit 99.1

Acer Therapeutics Announces In-license of Osanetant from Sanofi

Acer acquires worldwide rights to clinical-stage NK3 receptor antagonist

NEWTON, MA – January 2, 2019 – Acer Therapeutics Inc. (Nasdaq: ACER), a pharmaceutical company focused on the acquisition, development and commercialization of therapies for serious rare and life-threatening diseases with critical unmet medical need, today announced that it has entered into an exclusive license agreement with Sanofi to acquire worldwide rights to osanetant, a clinical-stage, selective, non-peptide tachykinin NK3 receptor antagonist. Acer plans to initially pursue development of osanetant as a potential treatment for certain neuroendocrine-related disorders. Financial terms of the license agreement were not disclosed.

“We are thrilled to expand our pipeline of product candidates by in-licensing the global rights to osanetant,” said Chris Schelling, CEO and Founder of Acer. “The drug perfectly fits Acer’s acquisition and development model of de-risked assets – it already has robust non-clinical, pharmacokinetic and human safety data, and based on recent studies involving antagonism of the NK3 receptor, we believe it can be successfully repurposed to treat a variety of neuroendocrine disorders.” Mr. Schelling concluded, “We very much appreciate the opportunity to expand our relationship with Sanofi.”

“We are pleased to sign this agreement with Acer, which illustrates our strategy of collaborating with partners who bring a credible repurposing strategy to non-core molecules in our broad portfolio,” said Alban De-La-Sabliere, Global Head of Business Development and Licensing at Sanofi.  “By providing access to these select R&D programs, we can continue to support efforts to address serious unmet medical need.”

About Acer Therapeutics

Acer, headquartered in Newton, MA, is a pharmaceutical company focused on the acquisition, development and commercialization of therapies for serious rare and life-threatening diseases with critical unmet medical need. Acer’s pipeline now includes three clinical-stage candidates: EDSIVO™ (celiprolol) for the treatment of vascular Ehlers-Danlos Syndrome (vEDS) in patients with a confirmed type III collagen (COL3A1) mutation; ACER-001 (a fully taste-masked, immediate release formulation of sodium phenylbutyrate) for the treatment of various inborn errors of metabolism, including urea cycle disorders (UCD) and Maple Syrup Urine Disease (MSUD), and osanetant for the treatment of various neuroendocrine disorders. Acer’s product candidates are de-risked, having one or more of a favorable safety profile, clinical proof-of-concept data, mechanistic differentiation and an accelerated path for development, which may include utilizing expedited programs (e.g. Priority Review) established by the FDA and/or using the regulatory pathway established under section 505(b)(2) of the Federal Food, Drug, and Cosmetic Act (FFDCA) that allows an applicant to rely at least in part on third-party data for approval, which may expedite the preparation, submission and approval of a marketing application.

For more information, visit www.acertx.com.

Forward-Looking Statements

This press release contains “forward-looking statements” that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this press release regarding strategy, future operations, future financial position, future revenues, projected expenses, regulatory approvals, cash position, liquidity, prospects, plans and objectives of management are forward-looking statements. Examples of such statements include, but are not limited to, statements relating to expectations regarding our capitalization and resources; the potential for EDSIVO™ (celiprolol), ACER-001 and osanetant to safely and effectively treat diseases and to be approved for marketing; the commercial or market opportunity in any target indication; the adequacy of our capital to support our future operations and our ability to successfully initiate and complete clinical trials and regulatory submissions; the ability to protect our intellectual property rights; the nature, strategy and our focus; future economic conditions or performance; and the development, expected timeline and commercial potential of any of our product candidates. We may not actually achieve the plans, carry out the intentions or meet the expectations or projections disclosed in the forward-looking statements and you should not place undue reliance on these forward-looking statements. Such statements are based on management’s current expectations and involve risks and uncertainties. Actual results and performance could differ materially from those projected in the forward-looking statements as a result of many factors, including, without limitation, risks and uncertainties associated with the ability to project future cash utilization and reserves needed for contingent future liabilities and business operations, the availability of sufficient resources to meet our business objectives and operational requirements, the fact that the results of earlier studies and trials may not be predictive of future clinical trial results, the protection and market exclusivity provided by our intellectual property, risks related to the drug development and the regulatory approval process and the impact of competitive products and technological changes. We disclaim any intent or obligation to update these forward-looking statements to reflect events or circumstances that exist after the date on which they were made. You should review additional disclosures we make in our filings with the Securities and Exchange Commission, including our Quarterly Reports on Form 10-Q and our Annual Report on Form 10-K. You may access these documents for no charge at http://www.sec.gov.

Investor Contact:

Hans Vitzthum

LifeSci Advisors

Ph: 617-535-7743

hans@lifesciadvisors.com

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